SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549





                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





                                January 2, 1996
                Date of Report (Date of earliest event reported)




                         Mercantile Bancorporation Inc.
             (Exact name of Registrant as specified in its charter)






              Missouri               1-11792              43-0951744
           (State or other         (Commission           (IRS Employer
           jurisdiction of         File Number)       Identification No.)
           incorporation)


              P.O. Box 524, St. Louis, Missouri           63166-0524
          (Address of principal executive offices)        (Zip Code)



                                  (314) 425-2525
               (Registrant's telephone number, including area code)







         Item 2.   Acquisition or Disposition of Assets

                   At a special meeting of shareholders held on December 21, 1995, the shareholders of Hawkeye Bancorporation, an Iowa corporation ("Hawkeye"), voted upon and approved and adopted an Agreement and Plan of Reorganization, dated August 4, 1995 (the "Merger Agreement"), by and between Hawkeye and Mercantile Bancorporation Inc., a Missouri corporation ("MBI").
         Pursuant to the Merger Agreement, Hawkeye was merged (the "Merger") with and into Mercantile Bancorporation Inc. of Iowa, an Iowa corporation ("Merger Sub") and a wholly owned subsidiary of MBI, and, among other things, each share of Hawkeye common stock, without par value ("Hawkeye Common Stock"), other than shares held by Hawkeye, MBI or any of their respective wholly owned subsidiaries, in each case other than in a fiduciary capacity or as a result of debts previously contracted, all of which were cancelled in the Merger, and other than shares held by shareholders of Hawkeye who exercised their dissenters' rights under the Iowa Business Corporation Act, was converted into the right to receive .585 of a share of MBI common stock, $5.00 par value per share ("MBI Common Stock"), with cash in lieu of fractional shares. It is anticipated that approximately 7,996,952 shares of MBI Common Stock will be issued pursuant to the Merger to former shareholders of Hawkeye, inclusive of shares issuable upon exercise of options to purchase shares of MBI Common Stock into which outstanding options to purchase Hawkeye Common Stock were converted in the Merger. The Merger became effective as of January 2, 1996. As a result of the Merger, the business and operations of Hawkeye will be continued through Merger Sub.

                   Hawkeye was organized in 1966 and is a registered bank holding company under the federal Bank Holding Company Act of 1956, as amended. As of September 30, 1995, Hawkeye owned controlling interests in 23 commercial bank subsidiaries and three non-bank subsidiaries that operated from 65 locations throughout Iowa. Hawkeye's bank subsidiaries are located primarily in county seat or local trade center communities where agriculture is the primary in-dustry and provide a broad range of commercial bank financial services to business customers and a variety of consumer banking services to individual customers. Certain of the bank subsidiaries also provide trust services. Hawkeye's non-bank subsidiaries provide related financial services, including centralized proof and accounting services for Hawkeye bank subsidiaries, equipment leasing and funding and servicing of government guaranteed FMHA loans.







                   MBI's Registration Statement on Form S-4
         (Registration No. 33-63609), which was declared effective by the Securities and Exchange Commission on November 21, 1995, sets forth certain information regarding the Merger, MBI and Hawkeye, including, without limitation, the effective time and manner of the Merger, a description of the assets involved, the nature and amount of consideration paid by MBI therefor, the method used for determining the amount of such consideration, the nature of any material relationships between Hawkeye and MBI or any of its affiliates, any officer or director of MBI, or any associate of any such officer or director, the nature of Hawkeye's business and MBI's intended use of the assets acquired in the Merger.

         Item 7. Financial Statements, Pro Forma Financial Informa-tion and Exhibits

         (a)  Financial Statements of Hawkeye Bancorporation

                        The historical financial statements of Hawkeye
              listed below are hereby incorporated herein by reference to the information contained in pages 16 through 31, inclusive, of Hawkeye's Annual Report on Form 10-K (Commission File No. 0-4742) for the year ended December 31, 1994, and in pages 12 through 13 (Exhibit II), inclusive, of and Exhibit 13 to Hawkeye's Quarterly Report on Form 10-Q (Commission File No. 0-4742) for the quarter ended September 30, 1995.

                   Consolidated Balance Sheets of Hawkeye as of
                   December 31, 1994 and 1993.

                   Consolidated Statements of Income of Hawkeye for the years ended December 31, 1994, 1993 and 1992.

                   Consolidated Statements of Cash Flows of Hawkeye for the years ended December 31, 1994, 1993 and 1992.

                   Statements of Changes in Shareholders' Equity of Hawkeye for the years ended December 31, 1994, 1993 and 1992.

                   Notes to Consolidated Financial Statements.

                   Independent Auditors' Report Dated January 24,
                   1995.







                   Consolidated Statements of Cash Flows (Unaudited) of Hawkeye for the nine months ended September 30, 1995 and 1994.

                   Consolidated Balance Sheet (Unaudited) of Hawkeye as of September 30, 1995.

                   Consolidated Statements of Income (Unaudited) of Hawkeye for the nine months ended September 30, 1995 and 1994.

                   Statements of Changes in Shareholders' Equity
                   (Unaudited) of Hawkeye for the nine months ended September 30, 1995 and 1994.

         (b)  Pro Forma Financial Information

                        The pro forma financial information set forth
              below is hereby incorporated herein by reference to the information contained under the caption "Pro Forma Financial Information" in pages 38 through 46, inclusive, of the Proxy Statement/Prospectus of Hawkeye dated November 21, 1995.

                   Pro Forma Combined Consolidated Balance Sheet
                   (Unaudited) of MBI as of September 30, 1995.

                   Pro Forma Combined Consolidated Income Statements (Unaudited) of MBI for the nine months ended
                   September 30, 1995 and 1994, and for the years ended December 31, 1994, 1993, and 1992.

                   Notes to Pro Forma Combined Consolidated Financial Statements (Unaudited) of MBI.

         (c)  Exhibits

              2 Agreement and Plan of Reorganization dated August 4, 1995 by and between MBI and Hawkeye.*

              23        Consent of Independent Auditors.

              99.1 Pages 16 through 31, inclusive, of Hawkeye's Annual Report on Form 10-K (Commission File No. 0-4742) for the year ended December 31, 1994.**







              99.2 Pages 12 through 13 (Exhibit II), inclusive, of and Exhibit 13 to Hawkeye's Quarterly Report on Form 10-Q (Commission File No. 0-4742) for the quarter ended September 30, 1995.**

              99.3 Pages 38 through 46, inclusive, of the Proxy Statement/Prospectus of Hawkeye dated November 21, 1995.**

         * Incorporated herein by reference to Exhibit 2.1 to MBI's Registration Statement on Form S-4 (Registration No.
         33-63609) filed with the Securities and Exchange Commission on October 23, 1995.

         **   Incorporated by reference herein.








                                   SIGNATURE


                   Pursuant to the requirements of the Securities
         Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                       MERCANTILE BANCORPORATION INC.


         Dated:    January 16, 1996    By /s/ Jon W. Bilstrom
                                          Jon W. Bilstrom
                                          General Counsel and
                                            Secretary







                                  EXHIBIT LIST


         Exhibit   Description
         No.

         2 Agreement and Plan of Reorganization dated August 4, 1995 by and between MBI and Hawkeye.*

         23        Consent of Independent Auditors.

         99.1 Pages 16 through 31, inclusive, of Hawkeye's Annual Report on Form 10-K (Commission File No. 0-4742) for the year ended December 31, 1994.**

         99.2      Pages 12 through 13 (Exhibit II), inclusive, of and
                   Exhibit 13 to Hawkeye's Quarterly Report on Form 10-Q (Commission File No. 0-4742) for the quarter ended September 30, 1995.**

         99.3      Pages 38 through 46, inclusive, of the Proxy
                   Statement/Prospectus of Hawkeye dated November 21,
                   1995.**

         * Incorporated herein by reference to Exhibit 2.1 to MBI's Registration Statement on Form S-4 (Registration No.
         33-63609) filed with the Securities and Exchange Commission on October 23, 1995.

         **   Incorporated by reference herein.